EATON VANCE TAX-ADVANTAGED BOND STRATEGIES INTERMEDIATE TERM FUND Supplement to Prospectus dated February 1, 2010

The following changes are effective June 7, 2010.

The following replaces the third paragraph under
“Management.” in “Management and Organization”:

The Fund is managed by a team of portfolio managers led by
James H. Evans. Mr. Evans has served as a portfolio
manager of the Fund since operations commenced in 2010.
He is a Vice President of Eaton Vance. Prior to joining Eaton
Vance in 2008, Mr. Evans was a Senior Vice President and
Senior Portfolio Manager at M.D. Sass Tax Advantaged Bond
Strategies, L.L.C. ("M.D. Sass"). Brian C. Barney and
Christopher J. Harshman are the remaining members of the
management team. Both are Vice Presidents of Eaton Vance
and have been co-managing the Fund since June 2010.
Prior to joining Eaton Vance in 2008, Mr. Barney was a Vice
President and portfolio manager with M.D. Sass from 2001-
2008. Mr. Harshman joined Eaton Vance in 2009. He was
a Vice President and Senior Trader at Wachovia Bank, N.A.
from 2004-2009.

June 8, 2010

EATON VANCE TAX-ADVANTAGED BOND STRATEGIES INTERMEDIATE TERM FUND Supplement to Statement of Additional Information dated February 1, 2010

The following replaces the first paragraph of "Portfolio Manager." in "Investment Advisory and Administrative Services":

Portfolio Managers. As of June 7, 2010, the Fund is managed by a team led by James H. Evans. The other members of the team are Brian C. Barney and Christopher J. Harshman. Mr. Evans was the sole portfolio manager of the Fund prior to June 7, 2010. The portfolio managers may manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of April 30, 2010, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts	Paying a Performance Fee	Paying a Performance Fee
James H. Evans
Registered Investment Companies	3	$ 573.6	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	71(1)	$7,763.5	0	$0

Brian C. Barney
Registered Investment Companies	2	$ 571.8	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	12	$1,644.8	0	$0

Christopher J. Harshman
Registered Investment Companies	2	$ 3.1	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	7	$1,303.6	0	$0

(1)	For "Other Accounts" that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the shares beneficially owned of the Fund as of April 30, 2010 and in the Eaton Vance Family of Funds as of December 31, 2009.

Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities Owned in all Registered Funds in
Portfolio Manager	Owned in the Fund	the Eaton Vance Family of Funds
James H. Evans	None	$50,001 - $100,000
Brian C. Barney	None	$10,001 - $50,000
Christopher J. Harshman	None	$100,001 - $500,000

June 8, 2010